NUVEEN EMERGING MARKETS EQUITY FUND

SUPPLEMENT DATED MAY 26, 2022

TO THE SUMMARY PROSPECTUS DATED DECEMBER 1, 2021

Nuveen Emerging Markets Equity Fund will be liquidated after the close of business on July 26, 2022.

Effective June 24, 2022, the Fund will stop accepting purchases from new investors. Existing shareholders may continue to purchase Fund shares until July 14, 2022. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the Fund. The Fund reserves the right to modify the extent to which sales of shares are limited prior to the Fund’s liquidation. After the close of business on July 26, 2022, the Fund will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-EMES-0522P